                                   Nolbo Inc.

NUMBER                                                           SHARES

CHKN                                                        CUSIP 655295 10 3



INCORPORATED UNDER THE LAWS                           CUSIP 655295 10 3
  OF THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS




THIS CERTIFIES THAT











is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF

      ---------------------------- Nolbo Inc. ----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:



--------------------------                            --------------------------
       SECRETARY                                             PRESIDENT

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
            JERSEY CITY, N.J.

                          TRANSFER AGENT
                          AND REGISTRAR

By
   -------------------------
     AUTHORIZED SIGNATURE



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                                   Nolbo, Inc



   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of
           survivorship and not as tenants
           in common

                         UNIF GIFT MIN ACT- ___________ Custodian ____________
                                              (Cust)                (Minor)
                                            under Uniform Gifts to Minors

                                            Act_______________________________
                                                         (State)




     Additional abbreviations may also be used though not in the above list.







For Value Received ____________________________________________ hereby sell(s), assign(s) and transfer(s) unto

 PLEASE INSERT SOCIAL SECURITY SECURITY
 OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
 ---------------------------------------
|                                       |
|                                       |
 ---------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.



Dated
      -------------------------         ----------------------------------------
                                        NOTE: The signature to this assignment
                                        must correspond with the names as
                                        written upon the face of the certificate in every particular, without alteration ore enlargement or any change whatever.
                                        Signature must be guaranteed.


Signature(s) Guaranteed:






By
   -------------------------------------------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.